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                              EXHIBIT 10.31

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                       CONSULTING AGREEMENT


          CONSULTING  AGREEMENT  dated  as  of  September 15, 1995

between  MICROFRAME  EUROPE N.V., a Belgium corporation having its place  of  business  at  Tuyaartstraat 32, 2850 Boom, Belgium (the

"Company")  and MARC KEGELAERS, residing at Tuyaartstraat 32, 2850

Boom, Belgium (the "Consultant").


                       W I T N E S S E T H:


          WHEREAS,   the Company desires to retain the services of

Consultant upon the terms and conditions stated herein; and

          WHEREAS,  Consultant  desires to render such services to

the Company upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants

contained herein, the parties hereto hereby agree as follows:

          1.   Consulting  Term.    The  Company  hereby agrees to

retain  Consultant,  and Consultant hereby agrees to serve in such capacity,  as a general manager of the Company, upon the terms and conditions  set forth below for a five-year term commencing on the date hereof (the "Term").

          2.   Duties.    (a)  Consultant  shall, according to the

general  instructions  of  the  Company,  perform  such duties and exercise  such  supervision and powers over and with regard to the business  of  the  Company  and  its respective present and future subsidiaries and affiliated entities, consistent with Consultant's position  with the Company as may be established from time to time by  the  Board  of  Directors  or  the  President  of the Company,



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including,  without limitation, responsibility with respect to the operations of the Company, including the Company's distribution of

MicroFrame,  Inc. products in Europe.  Consultant shall be free to determine  his  working hours as well as his vacation periods.  He will  make  himself  available to the Company on a daily basis and during  any  49  of  the  52 weeks in each year during the Term as shall  be mutually convenient for Consultant, on the one hand, and the Company on the other.

     In general, Mr. Kegelaers shall be present on the premises of the  Company  inasmuch as his presence is necessary for the proper performance of his contract.

     Consultant shall report only to the Board of Directors and to

the  President  of  the  Company  during  the  Term.    Consultant

covenants  and agrees that during the Term he will devote his full time and efforts to the proper performance of his duties hereunder and  to  the  furtherance  of the interests of the business of the

Company  and  its  respective  present and future subsidiaries and affiliated entities.

               (b)  It is expressly understood that nothing herein

shall  be  deemed  to  create  an  employer-employee  relationship between the parties hereto and that Consultant is acting hereunder solely  as  an  independent contractor and no partnership, agency,

joint  venture  or  other  association  between the parties hereto shall be created or construed herefrom.

               (c)  The  Consultant shall be alone responsible for

effecting his own tax payments and social security contributions.


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          3.   Consulting  Compensation.    Subject  to compliance

with  the  terms  and  conditions  contained in the Share Purchase

Agreement  of  even date herewith ("Share Purchase Agreement"), of which  the Consultant is a party, by the Seller (as defined in the

Share  Purchase Agreement), in consideration of the services to be rendered by Consultant under this Agreement, the Company shall pay the  Consultant,  as  a  consulting fee, the sum of US$ 75,000 per annum  for  the  first  year  of  the  Term,  payable  against the submission by Consultant of invoices but at most each month.  This annual fee shall be increased by five percent (5%) over the annual fee  in  effect  for the immediately preceding year on each of the first, second, third and fourth anniversaries of the date hereof.

          4.   Expenses.    In  addition  to  the  consulting  fee

provided for above, the Company shall reimburse Consultant for all reasonable  expenses  incurred  by him (a) which are necessary for

Consultant to perform his duties under this Agreement, and (b) for which Consultant has submitted appropriate vouchers and/or receipts.

          5.   Termination  upon Death or Disability.  (a)  In the

event  of  the death of Consultant during the Term, this Agreement shall  terminate  and  come  to  an end on the date of such death;

provided, however, that the estate of Consultant shall be entitled to  receive,  and the Company will pay to such estate, all amounts

Consultant  would have been entitled to receive hereunder prior to his death.




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               (b)   In    the  event  that  Consultant  shall  be

prevented  from  rendering  substantially  all  of his services or performing  substantially all of his duties under the Agreement by reason  of  illness, injury or incapacity for a period of at least three  (3) consecutive months, or six (6) months during any twelve

(12) month period ("disability"), the Company shall have the right to  terminate  this  Agreement  upon  two  (2) weeks prior written

notice.    Until  so  terminated,  Consultant shall be entitled to

receive his consulting fee pursuant hereto even though he shall be unable  to  perform  services  hereunder by reason of the illness,

injury  or  incapacity. Upon termination due to illness, injury or incapacity  as  hereinabove  provided,  Consultant  shall  not  be entitled  to receive any additional consulting fees from the month in which such termination occurred or for any year thereafter.

          6.   Confidential  Information.    Consultant recognizes

and  acknowledges  that  information  relating  to  the financial,

business and other affairs of the Company or MicroFrame, Inc.  and their  respective  subsidiaries and affiliated entities, including customers lists and other trade secrets, are valuable, special and unique  assets  of  the  Company  and  MicroFrame,  Inc.  and  are considered confidential.  Accordingly, Consultant will not, during or  after  the Term, disclose or cause to be disclosed any of such confidential  information  to  any  person,  firm,  corporation,

association  or other entity for any reason or purpose whatsoever,

except  as  required in furtherance of the business of the Company or  their  respective  subsidiaries  or  affiliated entities.  The


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provisions  of  this  paragraph  shall  not  apply  to information generally  known  to  the  public or the trade.  The provisions of this  paragraph  6  shall survive the expiration or termination of this Agreement.

          In  the  event  of  a  breach  or  threatened  breach by

Consultant of any provision of this paragraph 6, Consultant hereby consents  to  the  granting of a temporary or permanent injunction against him by any court or competent jurisdiction prohibiting him from  violating  any  such  provision  of  this Agreement.  In any proceeding  for  an injunction and upon any motion for a temporary or  permanent  injunction,  Consultant  agrees that his ability to answer in damages shall not be a bar or interposed as a defense to the  granting  of  such  temporary or permanent injunction against

Consultant.    Consultant  further  agrees  that  the  Company and

MicroFrame,  Inc.  will  not have an adequate remedy at law in the event  of  any  such  breach  by Consultant hereunder and that the

Company  and  MicroFrame,  Inc. will suffer irreparable damage and injury  if  Consultant  breaches  any  of  the  provisions of this

paragraph  6.    Nothing  contained  herein  shall be construed as

prohibiting  the  Company  or  MicroFrame,  Inc. from pursuing any other  remedy  or  remedies  available  to them including, without limitation, the recovery of damages from Consultant.

          7.   Non-Competition  and Solicitation.  (a)  Consultant

covenants  and  agrees  that,  during the Term and for a period of three  years  thereafter,  he  will  not,  directly or indirectly,

engage  in the business of, own or control any interest in, act as


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director,  officer  or consultant to or be connected in any manner with,  as an employee or otherwise, any person, firm, corporation,

association  or other entity other than the Company or MicroFrame,

Inc.  or  any  of  their  respective  subsidiaries  or  affiliated entities  which is engaged in any business in which the Company or

MicroFrame,  Inc.  or  any  of  their  subsidiaries  or affiliated entities is then engaged; and

               (b)  covenants  and  agrees that from and after the

date  hereof  he will not, directly or indirectly, solicit for the benefit  of  any entity other than the Company or MicroFrame, Inc.

or their respective subsidiaries or affiliated entities any of the

customers  of  the  Company  or  MicroFrame    or their respective

subsidiaries or affiliated entities; and

               (c)  induce  or persuade any employee or consultant

of the Company or MicroFrame, Inc. or their respective subsidiaries or  affiliated  entities to join him in any activity prohibited by this paragraph 7.

          8.   Assignability.   This Agreement may not be assigned

by Consultant and all of its terms and conditions shall be binding upon and inure to the benefit of the Company, Consultant and their respective heirs, legal representatives, successors and assigns.

          9.   Entire  Agreement;  Modification.    This Agreement

constitutes  the  entire  agreement between the parties hereto and may  not  be modified or amended except by a writing signed by all the parties hereto.




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          10.  No  Waiver.    The  failure  of  any of the parties

hereto  to  enforce any provision hereof on any occasion shall not be  deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.

          11.  Notices.    Any notice under the provisions of this

Agreement  shall  be given by registered or certified mail, return receipt  requested,  directed  to  the  addresses set forth above,

unless notice of a new address has been sent pursuant to the terms of this paragraph.

          12.  Unenforceability;  Severability.   If any provision

of  this Agreement is found to be void or unenforceable by a court of  competent  jurisdiction,  the  remaining  provisions  of  this

Agreement  shall, nevertheless, be binding upon the parties hereto with  the  same  force and effect as if the unenforceable part has been severed and deleted.

          13.  Governing  Law  and  Jurisdiction.   This agreement

shall  be  construed  and  governed  by  Belgian Law.  Any dispute between  the  Parties  shall be of the exclusive competence of the

Courts of Antwerp.

          IN  WITNESS WHEREOF, the parties hereto have caused this

Agreement to be duly executed as of the date first above written.





                                        /s/ Marc Kegelaers
                                             Marc Kegelaers



Agreed to and accepted
with respect to all
applicable provisions:

The Company


By: /s/ Lonnie L. Sciambi
     Lonnie L. Sciambi





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